SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): November 27, 2001


                            ELCOM INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


             Delaware              000-27376           04-3175156
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   (State or Other Jurisdiction   (Commission        (I.R.S. Employer
       of Incorporation)          File Number)     Identification Number)


                   10 Oceana Way Norwood, Massachusetts 02062
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (781) 440-3333


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

     On November 27, 2001, Elcom International, Inc. (the "Company") issued a press release, which is filed as Exhibit 99.1 hereto, announcing that Elcom Systems, Ltd., its U.K. eBusiness subsidiary, had been selected by the Scottish Executive to provide an eProcurement system for the Scottish government's departments and agencies with Cap Gemini Ernst & Young selected as the primary contractor. The contract engagement is expected to generate over $12 million to the Company over the next seven years.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)  Not applicable
     (b)  Not applicable
     (c)  Exhibits.

          Number    Description
          ------    -----------

          99.1      News Release, dated November 27, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ELCOM INTERNATIONAL, INC.


                                         By: /s/ Peter Rendall
                                         Peter A. Rendall
                                         Chief Financial Officer


Date:   November 28, 2001

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                                 EXHIBIT INDEX
                                 -------------



Exhibit         Description of Exhibit
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99.1            News Release, dated November 27, 2001.

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